This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                                               FEBRUARY 26, 1999
                          $2,107,801,000 (APPROXIMATE)
                         COMMERCIAL MORTGAGE ASSET TRUST
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1


APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                                              EXPECTED
                     APPROXIMATE   EXPECTED   WEIGHTED
          EXPECTED  FACE/NOTIONAL   CREDIT    AVERAGE     EXPECTED
 CLASS     RATING      AMOUNT       SUPPORT     LIFE       PAYMENT
        (S&P/MOODY'S)   (MM)      (% OF UPB) (YEARS)(a)    WINDOW
---------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
 A1     AAA/Aaa        $350.0       28.50%       5.24   04/99-08/06
 A2     AAA/Aaa         100.0       28.50        8.60   08/06-07/08
 A3     AAA/Aaa         800.0       28.50        9.88   07/08-09/10
 A4     AAA/Aaa         448.1       28.50       13.64   09/10-04/13
 B      AA/Aa2          106.9       24.00       14.22   04/13-07/13
 C      A/A2            130.6       18.50       14.37   07/13-08/13
 D      BBB/Baa2        136.6       12.75       14.48   08/13-10/13
 E      BBB-/Baa3        35.6       11.25       14.57   10/13-10/13
PRIVATE CLASSES (b)
---------------------------------------------------------------------
 X      AAAr/Aaa
 F      BB+/Ba1           -        -           -         -
 G      BB/Ba2            -        -           -         -
 H      BB-/Ba3           -        -           -         -
 J      NR/B1             -        -           -         -
 K      NR/B2             -        -           -         -
 L      NR/B3             -        -           -         -
 M1     NR/NR             -        -           -         -
 M2     NR/NR             -        -           -         -
   TOTAL SECURITIES: $2,375.0
---------------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and ARD Loans pay in full on Anticipated Repayment Dates.

(b)  Not offered hereby.



KEY FEATURES:
-------------
Co-Lead Managers:           Goldman, Sachs & Co.
                            Lehman Brothers Inc.
Co-Managers:                Donaldson, Luftkin & Jenrette
                            Securities Corporation
                            Nomura Securities International,
                            Inc.
Mortgage Loan Seller:       Capital Company of America LLC
                            Short-Term Asset Receivables Trust
Master Servicer:            First Union Bank
Special Servicer:           Lennar Partners, Inc.
Trustee:                    LaSalle National Bank
Launch:                     On or about March 15, 1999
Pricing:                    On or about March 16, 1999
Closing:                    On or about March 23, 1999
Cut-Off Date:               March 11, 1999
Distribution Date:          17th of each month, or following
                            business day (commencing April 1999)
Payment Delay:              6 days
ERISA Eligible:             Classes A1, A2, A3, and A4
SMMEA Eligible:             Classes A1, A2, A3, A4, and B
Structure:                  Sequential Pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
   Date:                    January 17, 2032
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes:  $10,000
Delivery:                   DTC


================================================================================

COLLATERAL FACTS:
-----------------
Initial Pool Balance:                              $2,374,987,404
Number of Mortgage Loans:                                     230
Number of Mortgaged Properties:                               268
Average Cut-Off Date Principal Balance:               $10,326,032
Weighted Average Current Mortgage Rate:                    7.701%
Weighted Average U/W DSCR:                                  1.49x
Weighted Average Cut-Off Date LTV Ratio:                    68.1%
Weighted  Average   Remaining  Term  to  Maturity
   (months):                                                  150
Weighted  Average  Remaining   Amortization  Term
   (months):                                                  336
Weighted Average Seasoning (months):                            8
Balloon Loans as % of Total:                                16.1%
Ten Largest Loans or Related Loans as % of Total:           37.1%



TEN LARGEST LOANS OR RELATED LOANS
----------------------------------
  LOAN               BALANCE    % BY UPB   LTV   DSCR    PROPERTY TYPE
----------------------------------------------------------------------
  DDR/DRA JV       $156,000,000    6.6%   64.3%  2.00x   Retail
  Park LaBrea       140,613,989    5.9    68.6   1.33    Multifamily
  The Source        124,000,000    5.2    69.7   1.74    Retail
  Prime Retail III   97,878,360    4.1    57.1   1.54    Retail
  Springfield Mall   90,394,069    3.8    74.4   1.20    Retail
  Atlanta Marriott   80,770,298    3.4    56.1   1.77    Hotel
  Iowa Malls         65,875,608    2.8    77.8   1.28    Retail
  Laurel Place Mall  53,588,156    2.3    68.6   1.27    Retail
  Baldwin Complex    48,875,113    2.1    70.8   1.27    Office
  Accor-M-Six
    Penvest I        40,320,671    1.7    N/A    N/A     Hotel
                     ----------   ----
     TOTAL/
       WEIGHTED
       AVERAGE     $882,003,204   37.1%   67.1%  1.55X
------------------------------------------------------------------



SELECTED LOAN DATA:
-------------------

                  NUMBER OF        CUT-OFF DATE PRINCIPAL BALANCE
 GEOGRAPHIC       MORTGAGED   ----------------------------------------
 DISTRIBUTION     PROPERTIES                 % BY UPB   WTD. AVG. DSCR
----------------------------------------------------------------------
 California           36    $  456,845,900     19.2%        1.51x
 Michigan             26       269,470,263     11.3         1.29
 New York             11       191,456,838      8.1         1.69
 Virginia             20       182,935,663      7.7         1.29
 Illinois             16       152,497,140      6.4         1.68
 Other               159     1,121,781,601     47.2         1.49
                     ---     -------------     ----
   TOTAL/WTD. AVG.   268    $2,374,987,404    100.0%        1.49x
-----------------------------------------------------------------



                  NUMBER OF        CUT-OFF DATE PRINCIPAL BALANCE
                  MORTGAGED   --------------------------------------
  PROPERTY TYPE   PROPERTIES     BALANCE    % BY UPB  WTD. AVG. DSCR
--------------------------------------------------------------------
  Retail (a)          93       $1,037,420,187     43.7%      1.51x
  Office (b)          60          619,646,435     26.1       1.41
  Multifamily         55          338,959,580     14.3       1.36
  Hotel (c)           33          189,352,018      8.0       1.72
  Industrial          15           98,441,003      4.1       1.43
  Health Club          2           66,315,488      2.8       2.08
  Mobile Home Park     8           14,828,946      0.6       1.49
  Health Care (d)      2           10,023,747      0.4       1.72
                     ---        -------------    -----
   TOTAL/WTD. AVG.   268       $2,374,987,404    100.0%      1.49X
-----------------------------------------------------------------

(a)  Includes   mall,   factory   outlet,    convenience   station,    anchored,
     quasi-anchored, and unanchored retail properties.

(b)  Includes medical office properties.

(c)  Includes full and limited service hotel properties.

(d)  Includes assisted living and nursing home properties.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

|X|   For purposes of calculating principal distributions of the Certificates:


     -- Available principal will be allocated sequentially to the Class A1, A2, A3, A4, B, C, D, E, F, G, H, J, K, L, M1/M2 certificates.


     -- In case the principal balance of the Class M1/M2, L, K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1, A2, A3, and A4 will be allocated principal pro rata.


|X| Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1, A2, A3, and A4 Certificates each month.


|X| Each class will be subordinate to the Class A1, A2, A3, A4, and X and to each class with an earlier alphabetical designation than such class. Each of the Class A1, A2, A3, A4, and X Certificates will be of equal priority.


|X|   All classes will pay interest on a 30/360 basis.


|X| Principal Losses will be allocated in reverse alphabetical order to Class M1/M2, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1, A2, A3, and A4.


|X| The Master Servicer will cover prepayment interest shortfalls (excluding shortfalls on specially serviced mortgage loans), provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover prepayment interest shortfalls up to the Master Servicing fee equal to 5 basis points per annum on the principal balance of all loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated reverse priority (based on interest entitlements) to all regular Certificates.


|X| Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        AVERAGE LIFE TABLE (IN YEARS) (a)
      (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE AND YIELD
                  MAINTENANCE, THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            PREPAYMENT ASSUMPTIONS (CPR)
                        0% CPR                 25% CPR                50% CPR                 75% CPR              100% PP (b)
---------------- ---------------------- ---------------------- ----------------------- ---------------------- ----------------------
A1                        5.22                   5.21                   5.20                    5.19                   5.10
A2                        8.60                   8.58                   8.56                    8.54                   8.48
A3                        9.88                   9.87                   9.86                    9.85                   9.76
A4                       13.64                  13.63                  13.61                   13.58                  13.41
B                        14.22                  14.19                  14.16                   14.13                  14.04
C                        14.37                  14.35                  14.33                   14.29                  14.11
D                        14.48                  14.46                  14.45                   14.43                  14.21
E                        14.57                  14.56                  14.51                   14.48                  14.32
---------------- ---------------------- ---------------------- ----------------------- ---------------------- ----------------------

(a)  ARD loans are assumed to pay on the Anticipated Repayment Date.

(b)  "PP" means 100% of each loan prepays when it becomes freely prepayable.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                        PERCENTAGE                                              AVERAGE    WEIGHTED
                                                            OF          AVERAGE                   WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF   CUT-OFF DATE    AGGREGATE    CUT-OFF DATE    WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE      PRINCIPAL      CUT-OFF       PRINCIPAL      AVERAGE     MORTGAGE     MATURITY    DATE LTV
 PRINCIPAL BALANCES           LOANS        BALANCE     DATE BALANCE     BALANCE        DSCR         RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
 $  500,000 -   2,499,999         67    $  104,923,423        4.4%     $  1,566,021       1.48x      7.526%        162        66.7%
  2,500,000 -   4,999,999         73       268,204,820       11.3         3,674,039       1.49       7.457         162        67.4
  5,000,000 -   7,499,999         30       191,470,967        8.1         6,382,366       1.41       7.601         149        69.2
  7,500,000 -   9,999,999          9        76,926,763        3.2         8,547,418       1.34       7.923         159        68.7
 10,000,000 -  19,999,999         23       295,205,483       12.4        12,835,021       1.35       7.900         162        70.5
 20,000,000 -  29,999,999          9       223,569,247        9.4        24,841,027       1.59       7.411         143        70.6
 30,000,000 -  39,999,999          8       276,228,170       11.6        34,528,521       1.46       8.063         165        67.2
 40,000,000 -  59,999,999          4       182,926,205        7.7        45,731,551       1.25       8.159         181        69.6
 60,000,000 -  79,999,999          1        65,875,608        2.8        65,875,608       1.28       8.400         118        77.8
 80,000,000 -  99,999,999          3       269,042,727       11.3        89,680,909       1.49       8.133         137        62.6
100,000,000 - 156,000,000          3       420,613,989       17.7       140,204,663       1.70       7.098         121        67.3
                                -----    -------------       ----
 TOTAL/WTD. AVG.                 230    $2,374,987,404      100.0%     $ 10,326,032       1.49X      7.701%        150        68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                            AVERAGE       WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED    REMAINING      AVERAGE
                      NUMBER OF   CUT-OFF DATE   OF AGGREGATE   AVERAGE CUT-OFF     WEIGHTED    AVERAGE     TERM TO        CUT-OFF
                      MORTGAGED     PRINCIPAL    CUT-OFF DATE    DATE PRINCIPAL     AVERAGE     MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES     BALANCE        BALANCE         BALANCE           DSCR         RATE       (MOS)         RATIO
--------------------- ----------- -------------- -------------- ----------------- ------------- ----------- ----------- ------------
 CA                       36    $  456,845,900        19.2%       $12,690,164          1.51x      7.670%        154          67.6%
 MI                       26       269,470,263        11.3         10,364,241          1.29       8.081         163          71.8
 NY                       11       191,456,838         8.1         17,405,167          1.69       7.093         125          66.3
 VA                       20       182,935,663         7.7          9,146,783          1.29       7.942         176          71.6
 IL                       16       152,497,140         6.4          9,531,071          1.68       7.758         140          61.7
 OH                       15       120,213,547         5.1          8,014,237          1.24       8.090         177          72.2
 AZ                        6        96,464,755         4.1         16,077,459          1.83       6.926          98          67.7
 TX                       17        85,842,981         3.6          5,049,587          1.57       7.304         137          64.6
 NV                        4        85,799,200         3.6         21,449,800          1.32       8.371         168          69.5
 GA                        1        80,770,298         3.4         80,770,298          1.77       7.400         131          56.1
 IA                        7        78,228,268         3.3         11,175,467          1.28       8.326         123          77.0
 MN                       11        62,119,639         2.6          5,647,240          1.75       7.134          97          65.3
 MD                       13        58,868,957         2.5          4,528,381          1.56       7.837         186          62.1
 OR                        6        47,596,576         2.0          7,932,763          1.72       7.348         121          63.5
 NC                        8        43,174,807         1.8          5,396,851          1.43       7.850         168          67.8
 IN                        2        40,599,626         1.7         20,299,813          1.48       8.211         132          61.1
 FL                        6        36,972,811         1.6          6,162,135          1.31       7.340         145          72.4
 HI                        1        30,343,508         1.3         30,343,508          1.35       7.070         114          79.0
 PA                        4        29,868,951         1.3          7,467,238          1.28       8.070         171          67.9
 NJ                        4        24,481,507         1.0          6,120,377          1.53       7.202         194          70.7
 NM                        5        24,052,645         1.0          4,810,529          1.43       8.099         115          68.2
 DC                        2        22,884,581         1.0         11,442,291          1.32       7.585         172          72.5
 LA                        7        22,674,449         1.0          3,239,207          1.40       7.748         178          72.2
 CT                        1        15,275,478         0.6         15,275,478          0.00       8.450         230           0.0
 WI                        3        12,787,628         0.5          4,262,543          1.42       7.862         161          74.8
 ME                        5        12,736,837         0.5          2,547,367          1.55       7.781         142          65.6
 WV                        2        11,612,826         0.5          5,806,413          1.39       6.890         114          79.5
 NH                        2        10,877,324         0.5          5,438,662          1.26       8.298         171          71.3
 KY                        3         9,742,198         0.4          3,247,399          1.45       7.275         175          71.8
 MO                        3         8,972,397         0.4          2,990,799          1.58       8.466         161          61.9
 SC                        5         8,914,092         0.4          1,782,818          1.51       7.256         160          62.4
 DE                        1         7,295,906         0.3          7,295,906          1.25       8.000         117          74.1
 AL                        2         6,623,089         0.3          3,311,545          1.43       6.881         132          75.6
 TN                        3         4,436,435         0.2          1,478,812          1.47       6.821         190          69.5
 WA                        2         4,351,943         0.2          2,175,972          1.40       6.780         118          64.5
 SD                        1         3,839,898         0.2          3,839,898          1.36       7.250         175          71.4
 MA                        1         3,068,325         0.1          3,068,325          1.49       9.200         176          61.4
 NE                        2         2,683,330         0.1          1,341,665          1.46       7.368         173          72.7
 MT                        1         2,682,784         0.1          2,682,784          0.00       7.030         230           0.0
 CO                        1         1,867,731         0.1          1,867,731          1.59       7.080         178          62.3
 AR                        1         1,578,108         0.1          1,578,108          0.00       7.030         230           0.0
 VT                        1         1,478,164         0.1          1,478,164          1.79       8.940         170          56.9
                        ----     -------------       -----
 TOTAL/WTD. AVG.         268    $2,374,987,404       100.0%        $8,861,893          1.49X      7.701%        150          68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------


[OBJECT OMITTED]

AL              0.3%
AR              0.1
AZ              4.1
CA             19.2
CO              0.1
CT              0.6
D.C.            1.0
DE              0.3
FL              1.6
GA              3.4
HI              1.3
IA              3.3
IL              6.4
IN              1.7
KY              0.4
LA              1.0
MA              0.1
MD              2.5
ME              0.5
MI             11.3
MN              2.6
MO              0.4
MT              0.1
NC              1.8
NE              0.1
NH              0.5
NJ              1.0
NM              1.0
NV              3.6
NY              8.1
OH              5.1
OR              2.0
PA              1.3
SC              0.4
SD              0.2
TN              0.2
TX              3.6
VA              7.7
VT              0.1
WA              0.2
WI              0.5
WV              0.5



[PIE CHART OMITTED]

CALIFORNIA          19.2%
FLORIDA              1.6
GEORGIA              3.4
MICHIGAN            11.3
NEVADA               3.6
NEW YORK             8.1
TEXAS                3.6
OTHER               49.2

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------


[PIE CHART OMITTED]

Health Care              0.4%
Health Club              2.8
Hotel                    8.0
Industrial               4.1
Mobile Home Park         0.6
Multifamily             14.3
Office                  26.1
Retail                  43.7



                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF    CUT-OFF DATE   OF AGGREGATE  AVERAGE CUT-OFF    WEIGHTED      AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED     PRINCIPAL     CUT-OFF DATE   DATE PRINCIPAL     AVERAGE     MORTGAGE      MATURITY     DATE LTV
 PROPERTY TYPE        PROPERTIES     BALANCE         BALANCE        BALANCE          DSCR         RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------

 Retail
   Anchored                51   $  726,877,270          30.6%    $14,252,495          1.55x       7.540%        134          69.0%
   Mall                     3      101,892,082           4.3      33,964,027          1.22        8.325         163          74.5
   Factory Outlet           5       97,878,360           4.1      19,575,672          1.54        8.400         112          57.1
   Unanchored              20       63,250,441           2.7       3,162,522          1.48        7.439         155          65.2
   Quasi-Anchored           8       40,161,298           1.7       5,020,162          1.41        8.092         199          68.3
   Convenient
     Stations               6        7,360,735           0.3       1,226,789          0.00        7.520         239           0.0
   TOTAL RETAIL            93    1,037,420,187          43.7      11,155,056          1.51        7.713         139          68.2
 Office
   Office                  51      532,362,864          22.4      10,438,488          1.42        7.801         158          68.6
   Medical Office           9       87,283,571           3.7       9,698,175          1.35        7.804         153          70.6
   TOTAL OFFICE            60      619,646,435          26.1      10,327,441          1.41        7.802         157          68.9
 MULTIFAMILY               55      338,959,580          14.3       6,162,901          1.36        7.643         158          72.1
 Hotel
   Full Service             5      110,487,055           4.7      22,097,411          1.75        7.553         128          55.2
   Ltd. Service            28       78,864,964           3.3       2,816,606          1.63        7.422         198          62.3
   TOTAL HOTEL             33      189,352,018           8.0       5,737,940          1.72        7.498         157          57.1
 INDUSTRIAL                15       98,441,003           4.1       6,562,734          1.43        7.563         168          72.1
 HEALTH CLUB                2       66,315,488           2.8      33,157,744          2.08        7.825         146          56.9
 MOBILE HOME PARK           8       14,828,946           0.6       1,853,618          1.49        7.008         145          74.3
 Health Care
   Assisted Living          1        6,872,718           0.3       6,872,718          1.72        7.610         176          71.6
   Nursing                  1        3,151,029           0.1       3,151,029          1.72        7.610         176          71.6
   TOTAL HEALTH CARE        2       10,023,747           0.4       5,011,873          1.72        7.610         176          71.6

 TOTAL/WTD. AVG.          268   $2,374,987,404         100.0%    $ 8,861,893          1.49X       7.701%        150          68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                           DISTRIBUTION BY YEAR BUILT
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE      WEIGHTED
                                                 PERCENTAGE OF                               WEIGHTED     REMAINING      AVERAGE
                     NUMBER OF    CUT-OFF DATE     AGGREGATE   AVERAGE CUT-OFF   WEIGHTED     AVERAGE       TERM TO       CUT-OFF
                     MORTGAGED      PRINCIPAL     CUT-OFF DATE  DATE PRINCIPAL    AVERAGE    MORTGAGE     MATURITY       DATE LTV
 YEAR BUILT          PROPERTIES      BALANCE        BALANCE        BALANCE         DSCR        RATE         (MOS)          RATIO
------------------------------------------------------------------------------------------------------------------------------------

 Before 1922               9     $   77,981,972         3.3%     $ 8,664,664        1.35x       8.150%         167           62.9%
 1922 - 1931               8         85,690,176         3.6       10,711,272        1.31        7.787          150           71.4
 1932 - 1941               4         22,088,428         0.9        5,522,107        1.40        7.949          194           63.2
 1942 - 1951               5        167,750,767         7.1       33,550,153        1.33        8.026          168           68.3
 1952 - 1961               7         51,503,821         2.2        7,357,689        1.38        8.102          174           65.5
 1962 - 1971              44        238,582,489        10.0        5,422,329        1.44        7.734          150           69.7
 1972 - 1981              62        464,291,655        19.5        7,488,575        1.59        7.837          161           69.9
 1982 - 1991              77        746,423,667        31.4        9,693,814        1.39        7.700          147           67.7
 1992 - 1998              52        520,674,427        21.9       10,012,970        1.67        7.331          129           66.7
                         ---     --------------       -----
 TOTAL/WTD. AVG.         268     $2,374,987,404       100.0%     $ 8,861,893        1.49X       7.701%         150           68.1%

------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
            DISTRIBUTION BY UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                      PERCENTAGE       AVERAGE                     WEIGHTED   REMAINING     AVERAGE
                         NUMBER OF    CUT-OFF DATE   OF AGGREGATE   CUT-OFF DATE     WEIGHTED      AVERAGE     TERM TO      CUT-OFF
 RANGE OF UNDERWRITTEN   MORTGAGE      PRINCIPAL     CUT-OFF DATE     PRINCIPAL       AVERAGE      MORTGAGE   MATURITY     DATE LTV
 DSCR RATIOS               LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------

 1.00 - 1.09x                 1     $    3,781,591         0.2%       3,781,591         1.05          7.150       174         59.1
 1.10 - 1.19                 12        179,558,674         7.6       14,963,223         1.19          8.240       158         72.9
 1.20 - 1.29                 56        697,758,028        29.4       12,459,965         1.25          8.212       156         71.4
 1.30 - 1.39                 45        440,602,580        18.6        9,791,168         1.35          7.566       151         69.9
 1.40 - 1.49                 36        179,874,333         7.6        4,996,509         1.44          7.469       160         68.4
 1.50 - 1.59                 18        151,364,531         6.4        8,409,141         1.54          8.056       128         59.6
 1.60 - 1.69                 14         79,917,888         3.4        5,708,421         1.65          7.088       142         66.6
 1.70 - 1.79                 14        246,499,706        10.4       17,607,122         1.75          6.973       129         64.3
 1.80 - 1.89                  5         23,507,356         1.0        4,701,471         1.86          8.074       134         50.2
 1.90 - 1.99                  5        168,220,371         7.1       33,644,074         1.99          6.687        84         63.6
 2.00 - 2.09                  2          4,928,813         0.2        2,464,407         2.08          7.453       173         53.7
 2.10 - 4.00                  5         75,780,683         3.2       15,156,137         2.89          7.593       173         62.0
 CTL                         17        123,192,849         5.2        7,246,638           NA          7.669       231          NA
                           ----     ---------------      -----
 TOTAL/WTD. AVG.            230     $2,374,987,404       100.0%     $10,326,032         1.49X         7.701%      150         68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                DISTRIBUTION BY CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------


                                                                                                            WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                  PERCENTAGE OF     AVERAGE                     WEIGHTED    REMAINING      AVERAGE
 RANGE OF CUT-OFF     NUMBER OF    CUT-OFF DATE     AGGREGATE    CUT-OFF DATE    WEIGHTED       AVERAGE      TERM TO       CUT-OFF
 DATE LOAN TO VALUE    MORTGAGE      PRINCIPAL     CUT-OFF DATE    PRINCIPAL      AVERAGE       MORTGAGE    MATURITY      DATE LTV
 RATIOS                 LOANS         BALANCE        BALANCE        BALANCE        DSCR           RATE        (MOS)         RATIO
-----------------------------------------------------------------------------------------------------------------------------------

 25.0 - 39.9                 2   $    6,911,112          0.3%      $ 3,455,556        2.69x      7.871%        149           32.2%
 40.0 - 49.9                 9       61,009,467          2.6         6,778,830        2.21       8.094         166           48.6
 50.0 - 59.9                27      264,614,487         11.1         9,800,537        1.64       7.894         126           56.1
 60.0 - 64.9                32      374,067,532         15.8        11,689,610        1.64       7.217         125           63.4
 65.0 - 69.9                49      684,620,049         28.8        13,971,838        1.41       7.752         152           68.2
 70.0 - 74.9                45      506,262,990         21.3        11,250,289        1.28       8.046         164           72.6
 75.0 - 79.9                42      286,241,845         12.1         6,815,282        1.32       7.480         133           77.9
 80.0 - 89.9                 6       42,204,861          1.8         7,034,143        1.29       7.541         143           80.9
 90.0 - 99.9                 1       25,862,212          1.1        25,862,212        3.70       6.510         174           90.4
 CTL                        17      123,192,849          5.2         7,246,638        N/A        7.669         231           N/A
                         -----   --------------        -----
 TOTAL/WTD. AVG.           230   $2,374,987,404        100.0%      $10,326,032        1.49X      7.701%        150           68.1%

-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION BY BALLOON LOAN TO VALUE RATIO
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE       AVERAGE                     WEIGHTED   REMAINING   AVERAGE
                         NUMBER OF    CUT-OFF DATE   OF AGGREGATE   CUT-OFF DATE      WEIGHTED      AVERAGE    TERM TO     CUT-OFF
 RANGE OF BALLOON        MORTGAGE      PRINCIPAL     CUT-OFF DATE     PRINCIPAL       AVERAGE      MORTGAGE   MATURITY    DATE LTV
 LOAN TO VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)      RATIO
------------------------------------------------------------------------------------------------------------------------------------

  0.0 -  9.9%                13     $   63,545,198         2.7%     $ 4,888,092          1.37x        7.667%      220        71.2%
 10.0 - 19.9                  3         47,569,925         2.0       15,856,642          2.31         7.087       222        51.5
 20.0 - 29.9                 22         88,330,321         3.7        4,015,015          1.53         7.769       190        62.5
 30.0 - 39.9                 16         80,753,456         3.4        5,047,091          2.19         8.017       187        50.6
 40.0 - 49.9                 45        343,664,039        14.5        7,636,979          1.53         7.467       153        62.1
 50.0 - 59.9                 79        964,872,065        40.6       12,213,570          1.34         8.086       157        67.5
 60.0 - 69.9                 47        696,864,943        29.3       14,826,914          1.61         7.244       121        72.5
 70.0 - 79.9                  5         89,387,457         3.8       17,877,491          1.31         8.002       118        78.6
                           ----     --------------       -----
 TOTAL/WTD. AVG.            230     $2,374,987,404       100.0%     $10,326,032          1.49X        7.701%      150        68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MORTGAGE INTEREST RATE
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                    PERCENTAGE OF      AVERAGE                   WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF    CUT-OFF DATE     AGGREGATE     CUT-OFF DATE     WEIGHTED     AVERAGE     TERM TO      CUT-OFF
  RANGE OF               MORTGAGE      PRINCIPAL     CUT-OFF DATE     PRINCIPAL      AVERAGE     MORTGAGE     MATURITY    DATE LTV
  MORTGAGE RATES          NOTES         BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------

  6.250 -  6.499%             5    $   15,150,984           0.6%     $ 3,030,197         1.65x       6.424%       126          67.1%
  6.500 -  6.749             13       391,267,105          16.5       30,097,470         1.90        6.633        115          69.2
  6.750 -  6.999             18        91,569,901           3.9        5,087,217         1.40        6.889        129          72.4
  7.000 -  7.249             53       321,221,189          13.5        6,060,777         1.48        7.080        156          69.2
  7.250 -  7.499             38       248,589,900          10.5        6,541,839         1.55        7.382        150          63.3
  7.500 -  7.749             23        70,891,572           3.0        3,082,242         1.54        7.590        184          66.0
  7.750 -  7.999             12        91,633,797           3.9        7,636,150         1.37        7.860        148          71.9
  8.000 -  8.249             12       284,885,133          12.0       23,740,428         1.32        8.054        166          69.4
  8.250 -  8.499             25       385,849,005          16.2       15,433,960         1.35        8.385        150          67.3
  8.500 -  8.749             24       402,709,865          17.0       16,779,578         1.37        8.501        164          67.4
  8.750 -  8.999              3        46,684,508           2.0       15,561,503         1.23        8.816        161          69.8
  9.000 -  9.249              1         3,068,325           0.1        3,068,325         1.49        9.200        176          61.4
  9.250 -  9.499              1        12,043,639           0.5       12,043,639         1.28        9.253        171          66.9
  9.500 - 10.249              1         4,127,476           0.2        4,127,476         1.50        9.500        174          60.7
 10.250 - 10.499              3         3,196,848           0.1        1,065,616         1.34       10.360        142          51.6
 10.500 - 10.759              2         2,098,158           0.1        1,049,079         1.18       10.631        129          54.0
                           ----    --------------         -----
  TOTAL/WTD. AVG.           234    $2,374,987,404         100.0%     $10,149,519         1.49X       7.701%       150          68.1%

------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        DISTRIBUTION BY PREMIUM LOAN TYPE
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                             AVERAGE                             AVERAGE    WEIGHTED    WEIGHTED
                                              PERCENTAGE     CUT-OFF               WEIGHTED    REMAINING    AVERAGE     AVERAGE
                   NUMBER OF   CUT-OFF DATE  OF AGGREGATE     DATE      WEIGHTED   AVERAGE        TERM      CUT-OFF     CUT-OFF
                   MORTGAGE     PRINCIPAL    CUT-OFF DATE   PRINCIPAL    AVERAGE   MORTGAGE   TO MATURITY   DATE LTV    DATE PTV
  LOAN TYPE          NOTES       BALANCE        BALANCE      BALANCE      DSCR       RATE        (MOS)        RATIO      RATIO
------------------------------------------------------------------------------------------------------------------------------------

  Non-Premium          180    $1,451,048,320       61.1%    $ 8,061,380     1.58x     7.278%       143       68.7%        68.7%
  Premium               54       923,939,084       38.9      17,109,983     1.35      8.365        160       67.2         72.8
                      ----    --------------      -----
  TOTAL/WTD. AVG.      234    $2,374,987,404      100.0%    $10,149,519     1.49X     7.701%       150       68.1%        70.4%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
     DISTRIBUTION BY ORIGINAL TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
 RANGE OF ORIGINAL TERMS                                      OF         AVERAGE                  WEIGHTED     REMAINING   AVERAGE
 TO MATURITY OR             NUMBER OF    CUT-OFF DATE     AGGREGATE    CUT-OFF DATE    WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 ANTICIPATED REPAYMENT      MORTGAGE       PRINCIPAL       CUT-OFF      PRINCIPAL       AVERAGE   MORTGAGE     MATURITY    DATE LTV
 DATE (MONTHS)                NOTES         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------

  72 -  95                        1     $  156,000,000        6.6%    $156,000,000        2.00x       6.640%       79         64.3%
 108 - 119                        2         12,458,876        0.5        6,229,438        1.30        8.189       105         69.2
 120 - 131                       77        760,960,994       32.0        9,882,610        1.46        7.459       117         68.9
 132 - 143                        2          2,098,158        0.1        1,049,079        1.18       10.631       129         54.0
 144 - 155                        2         84,696,870        3.6       42,348,435        1.77        7.444       131         55.2
 156 - 167                        2          2,501,322        0.1        1,250,661        1.30        8.114       149         70.4
 168 - 191                      125      1,216,445,062       51.2        9,731,560        1.43        8.005       172         68.8
 192 - 215 (a)                    1         11,685,718        0.5       11,685,718         N/A        7.880       192         N/A
 228 - 251                       18        112,422,093        4.7        6,245,672        1.29        7.597       232         75.2
 252 - 264 (a)                    4         15,718,312        0.7%       3,929,578         N/A        7.640       255         N/A
                             ------    ---------------      -----
 TOTAL/WTD. AVG.                234     $2,374,987,404      100.0%    $ 10,149,519        1.49X       7.701%      150         68.1%

------------------------------------------------------------------------------------------------------------------------------------

(a)  Contains only CTL loans.



--------------------------------------------------------------------------------
    DISTRIBUTION BY REMAINING TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
 RANGE OF REMAINING TERMS                                      OF         AVERAGE                  WEIGHTED     REMAINING   AVERAGE
 TO MATURITY OR             NUMBER OF    CUT-OFF DATE     AGGREGATE    CUT-OFF DATE    WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 ANTICIPATED REPAYMENT      MORTGAGE       PRINCIPAL       CUT-OFF      PRINCIPAL    AVERAGE DSCR MORTGAGE     MATURITY    DATE LTV
 DATE (MONTHS)                NOTES         BALANCE      DATE BALANCE    BALANCE                     RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------

  72 -   95                        1     $  156,000,000        6.6%    $156,000,000       2.00x      6.640%         79         64.3%
  96 -  107                        2         12,458,876        0.5        6,229,438       1.30       8.189         105         69.2
 108 -  119                       76        636,960,994       26.8        8,381,066       1.40       7.616         116         68.7
 120 -  131                        5        210,795,028        8.9       42,159,006       1.75       7.009         124         63.7
 132 -  143                        3          3,196,848        0.1        1,065,616       1.34      10.360         142         51.6
 144 -  155                        1          1,676,949        0.1        1,676,949       1.36       7.010         153         76.2
 156 -  167                        5        162,595,840        6.8       32,519,168       1.25       8.454         165         70.3
 168 -  191                      118      1,051,476,747       44.3        8,910,820       1.45       7.930         173         68.7
 192 -  215 (a)                    1         11,685,718        0.5       11,685,718       N/A        7.880         192         N/A
 216 -  227                        1          1,330,172        0.1        1,330,172       1.14       7.290         219         78.2
 228 -  251                       17        111,091,921        4.7        6,534,819       1.30       7.601         233         74.9
 252 -  255 (a)                    4         15,718,312        0.7        3,929,578       N/A        7.640         255         N/A
                                 ---     --------------      -----
 TOTAL/WTD. AVG.                 234     $2,374,987,404      100.0%    $  10,149,519      1.49X      7.701%        150         68.1%

------------------------------------------------------------------------------------------------------------------------------------

(a)  Contains only CTL loans.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
             DISTRIBUTION BY MATURITY OR ANTICIPATED REPAYMENT YEAR
--------------------------------------------------------------------------------

                                                                                                                WEIGHTED
                                                                                                                 AVERAGE    WEIGHTED
                                                         PERCENTAGE      AVERAGE                   WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF    CUT-OFF DATE   OF AGGREGATE   CUT-OFF DATE    WEIGHTED     AVERAGE      TERM TO    CUT-OFF
 MATURITY / ANTICIPATED      MORTGAGE      PRINCIPAL    CUT-OFF DATE    PRINCIPAL      AVERAGE     MORTGAGE     MATURITY    DATE LTV
 REPAYMENT YEAR               NOTES         BALANCE        BALANCE       BALANCE         DSCR        RATE         (MOS)      RATIO
------------------------------------------------------------------------------------------------------------------------------------

 2005                             1    $  156,000,000         6.6%     $156,000,000       2.00x       6.640%        79        64.3%
 2007                             1        10,461,537         0.4       10,461,537        1.27        8.330        105        68.4
 2008                            41       408,678,259        17.2        9,967,762        1.42        7.693        115        66.7
 2009                            40       360,304,804        15.2        9,007,620        1.50        7.221        119        70.9
 2010                             1        80,770,298         3.4       80,770,298        1.77        7.400        131        56.1
 2011                             4         4,873,797         0.2        1,218,449        1.35        9.207        146        60.1
 2012                             3       104,715,744         4.4       34,905,248        1.24        8.494        164        71.3
 2013                           111     1,060,102,918        44.6        9,550,477        1.44        7.984        172        68.6
 2014                             9        49,253,924         2.1        5,472,658        1.43        7.302        178        68.9
 2015 (a)                         1        11,685,718         0.5       11,685,718        N/A         7.880        192        N/A
 2017                             1         1,330,172         0.1        1,330,172        1.14        7.290        219        78.2
 2018                            10        98,183,104         4.1        9,818,310        1.30        7.629        232        73.1
 2019                             7        12,908,817         0.5        1,844,117        1.29        7.383        239        78.1
 2020 (a)                         4        15,718,312         0.7        3,929,578        N/A         7.640        255        N/A
                               ----     -------------       -----
 TOTAL/WTD. AVG.                234    $2,374,987,404       100.0%     $10,149,519        1.49X       7.701%       150        68.1%

------------------------------------------------------------------------------------------------------------------------------------

(a)  Contains only CTL loans.



--------------------------------------------------------------------------------
                        DISTRIBUTION BY AMORTIZATION TYPE
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF         AVERAGE                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF    CUT-OFF DATE     AGGREGATE    CUT-OFF DATE    WEIGHTED   AVERAGE       TERM TO    CUT-OFF
                            MORTGAGE       PRINCIPAL       CUT-OFF      PRINCIPAL    AVERAGE DSCR MORTGAGE     MATURITY    DATE LTV
 AMORTIZATION TYPE            NOTES         BALANCE      DATE BALANCE    BALANCE                     RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------

 Hyper                          209     $1,955,166,469       82.3%     $ 9,354,863      1.43x       7.855%       152        68.2%
 Balloon                         18        382,476,115       16.1       21,248,673      1.86        6.886        130        67.2
 Fully                            7         37,344,820        1.6        5,334,974      1.37        7.985        226        67.2
                               ----     --------------      -----
 TOTAL/WTD. AVG.                234     $2,374,987,404      100.0%      $10,149,519     1.49X       7.701%       150        68.1%

------------------------------------------------------------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        DISTRIBUTION BY REMAINING LOCKOUT
--------------------------------------------------------------------------------

                                                                                                                WEIGHTED
                                                                                                                 AVERAGE    WEIGHTED
                                                         PERCENTAGE      AVERAGE                    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF    CUT-OFF DATE   OF AGGREGATE   CUT-OFF DATE    WEIGHTED     AVERAGE      TERM TO    CUT-OFF
 REMAINING LOCKOUT           MORTGAGE      PRINCIPAL    CUT-OFF DATE    PRINCIPAL       AVERAGE     MORTGAGE     MATURITY   DATE LTV
 PERIOD (MONTHS)              NOTES         BALANCE        BALANCE       BALANCE         DSCR         RATE         (MOS)     RATIO
------------------------------------------------------------------------------------------------------------------------------------

  72 -  95                        1    $  156,000,000         6.6%    $156,000,000        2.00x       6.640%        79         64.3%
  96 - 107                        5        26,654,275         1.1        5,330,855        1.32        7.981        110         69.2
 108 - 119                       74       746,765,595        31.4       10,091,427        1.46        7.452        117         68.9
 120 - 131                        4        86,795,028         3.7       21,698,757        1.76        7.521        131         55.2
 132 - 143                        3         3,196,848         0.1        1,065,616        1.34       10.360        142         51.6
 144 - 155                        2        13,535,591         0.6        6,767,795        1.23        8.267        158         80.1
 156 - 167                       42       473,100,432        19.9       11,264,296        1.35        8.087        169         68.6
 168 - 179                       80       729,113,513        30.7        9,113,919        1.48        7.936        174         68.9
 180 - 203 (a)                    1        11,685,718         0.5       11,685,718        N/A         7.880        192          N/A
 204 - 215                        1         1,330,172         0.1        1,330,172        1.14        7.290        219         78.2
 216 - 227 (a)                    1        40,320,671         1.7       40,320,671        N/A         7.030        230          N/A
 228 - 239                       16        70,771,250         3.0        4,423,203        1.30        7.926        234         74.9
 240 - 251 (a)                    4        15,718,312         0.7        3,929,578        N/A         7.640        255          N/A
                                ---    --------------       -----
 TOTAL/WTD. AVG.                234    $2,374,987,404       100.0%    $ 10,149,519        1.49X       7.701%       150         68.1%

------------------------------------------------------------------------------------------------------------------------------------

(a)  Contains only CTL loans.



--------------------------------------------------------------------------------
                        DISTRIBUTION BY ORIGINATION YEAR
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF         AVERAGE                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF    CUT-OFF DATE     AGGREGATE    CUT-OFF DATE    WEIGHTED   AVERAGE       TERM TO    CUT-OFF
                            MORTGAGE       PRINCIPAL       CUT-OFF      PRINCIPAL      AVERAGE    MORTGAGE     MATURITY    DATE LTV
 ORIGINATION YEAR             NOTES         BALANCE      DATE BALANCE    BALANCE         DSCR       RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------

 1995                             2     $    2,372,476        0.1%     $ 1,186,238        1.40x      10.360%       142        49.2%
 1997                             9        175,051,965        7.4       19,450,218        1.31        8.290        161        68.7
 1998                           222      2,179,832,195       91.8        9,819,064        1.50        7.649        149        68.0
 1999                             1         17,730,768        0.7       17,730,768        1.38        7.980        118        67.7
                               ----     --------------     ------
 TOTAL/WTD. AVG.                234     $2,374,987,404      100.0%     $10,149,519        1.49X       7.701%       150        68.1%

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.


--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                DDR/DRA POOL LOAN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:          $156,000,000         $156,000,000

 PREMIUM:                          None               None

 ORIGINATION DATE:           September 15, 1998

 INTEREST RATE:              6.64%

 AMORTIZATION:               Interest Only

 HYPERAMORITIZATION:         N/A

 ANTICIPATED REPAYMENT
   DATE:                     N/A

 MATURITY DATE:              October 11, 2005

 BORROWER/SPONSOR:           DDRA Community Centers Five, L.P.,
                             a special purpose entity indirectly
                             owned and controlled by Developers
                             Diversified Realty Corporation

 CALL PROTECTION:            Prepayment lockout until the third
                             month preceding the Maturity Date.
                             US Treasury defeasance allowed on
                             or after March 15, 2001.

 REMOVAL OF PROPERTY         The lender may terminate the
   MANAGER:                  property manager upon the event of
                             default under the loan.  Any
                             replacement must be approved by the
                             lender.

 COLLECTION ACCOUNT:         Hard Lockbox

 CROSS-COLLATERALIZATION/
   DEFAULT:                  Yes

 MEZZANINE LOANS/PREFERRED
   EQUITY:                   None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Portfolio of 6 assets

 PROPERTY TYPE:                  Retail - Anchored

 LOCATION:                       Arizona (2 props.), Minnesota
                                 (2 props.), Texas (1 prop.),
                                 Oregon (1 prop.)

 YEARS BUILT:                    1994 - 1997

 THE COLLATERAL:                 Six retail power centers
                                 located in four states with a
                                 total of 1,977,129 sf of GLA.

                                   SQUARE     MAJOR
                                   FOOTAGE    TENANTS
                                   -------    --------

   Ahwatukee Foothills Towne
   Center                         546,665    Smith's Food and
                                             Drugs, AMC Theatres,
                                             Steinmart, HomePlace,
                                             Barnes & Noble, Office Max

    Arrowhead Crossing            346,680    Oshmans, Circuit
                                             City, CompUSA, TJ
                                             Maxx, Linens N Things,
                                             Staples, Barnes & Noble

    Eagan Promenade               278,510    Byerly's, HomePlace,
                                             Barnes & Noble, Office Max,
                                             Michael's, Old Navy, TJ Maxx

   East Chase Market Shopping
   Center                         235,027    Toys 'R Us, MJ Design,
                                             United Artists Theatres,
                                             PetSmart, Old Navy

   Maple Grove Crossing           250,436    HomePlace, Kohl's,
                                             Old Navy, Pet Food
                                             Warehouse, Barnes &
                                             Noble

   Tanasbourne Towne Center       298,041    Haggen's Foods,
                                             HomePlace, Office
                                             Depot, Barnes &
                                             Noble, PetCo

 PROPERTY MANAGEMENT:            Developers Diversified Realty
                                 Corp., an affiliate of the
                                 Borrower

 OCCUPANCY (1/28/99):            99.5%

 TTM NET OPERATING INCOME:       $20,353,809
 (ENDING 9/30/98)

 UNDERWRITTEN NET CASH FLOW:     $20,972,080

 APPRAISED VALUE:                $242,500,000

 APPRAISAL DATE:                 November 2, 1997

 CUT-OFF DATE LOAN/SF (a):       $78.90

                                    CUT-OFF
                                     DATE
                                    -------
 LTV (a)                             64.3%

 DSCR (a) (b):                       2.00x

--------------------------------------------------------------------------------

(a)  Based on the Cut-Off Date Principal Balance.

(b)  Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                PARK LABREA LOAN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:          $285,563,810       $281,227,978

 AMOUNT INCLUDED:            $142,781,905       $140,613,989
                             Balance is evidenced by a separate pari passu note that is cross-collateralized and cross defaulted with this note.

 PREMIUM (A):                $4,718,095         $4,718,095

 ORIGINATION DATE:           January 13, 1998

 INTEREST RATE:              8.00%

 AMORTIZATION:               360 months

 HYPERAMORITIZATION:         After the Anticipated Repayment
                             Date, interest rate increases to
                             10.00%.  All excess flow is used to
                             reduce outstanding principal
                             balance; 2% of the additional
                             interest is deferred and accrues
                             interest at the increased rate
                             until the principal balance is zero.

 ANTICIPATED REPAYMENT
   DATE:                     March 11, 2013

 MATURITY DATE:              March 11, 2028

 BORROWER/SPONSOR:           Prime/Park  LaBrea  Holdings,   L.P.,  a  special
                             purpose California limited partnership.

 CALL PROTECTION:            Prepayment lockout up to six months
                             before the Anticipated Repayment
                             Date.  U.S. Treasury defeasance
                             permitted after March 31, 2001.

 REMOVAL OF PROPERTY         The lender may terminate the
 MANAGER:                    property manager upon the event of
                             default under the loan.  Any
                             replacement must be approved by the
                             lender.

 COLLECTION ACCOUNT:         Soft Lockbox

 CROSS-COLLATERALIZATION/
 DEFAULT:                    N/A

 MEZZANINE LOANS/PREFERRED   $33,500,000.  Currently held by
 EQUITY:                     Starwood Financial Trust, a
                             publicly traded REIT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Single Asset

 PROPERTY TYPE:                  Multifamily

 LOCATION:                       6200 West 3rd St.
                                 Los Angeles, California

 YEAR BUILT/RENOVATED:           1943/1995

 THE COLLATERAL:                 A residential development in
                                 Los Angeles, CA consisting of
                                 4,226 apartment units on 166
                                 acres.  Park La Brea is the
                                 largest apartment complex west
                                 of the Mississippi.  Total
                                 rentable area of 4,166,929
                                 square feet contained in 26
                                 two-story garden apartment
                                 building, and 18 twelve-story
                                 apartment towers.  On site
                                 amenities include a bank,
                                 fitness center, dry cleaner,
                                 swimming pool, tennis courts,
                                 and 24-hour security.

 PROPERTY MANAGEMENT:            PLB Management, LLC, an
                                 affiliate of the Borrower

 OCCUPANCY (12/31/98):           97.7%

 TTM NET OPERATING INCOME:
 (ENDING 7/31/98)                $33,973,368

 UNDERWRITTEN NET CASH FLOW:     $33,456,352

 APPRAISED VALUE:                $410,000,000

 APPRAISAL DATE:                 November 2, 1997

 CUT-OFF DATE LOAN/UNIT (b):     $66,547

                                  CUT-OFF DATE        AT ARD
                                  ------------        ------
 LTV (b)                               68.6%           55.3%

 PTV (c)                               70.9%

 DSCR (b) (d):                         1.33x

 SEISMIC:                        PML of 6%

--------------------------------------------------------------------------------

(a)  Premium allocated to the note owned by CMAT 1999-C1.

(b)  Based on Total Cut-Off Date Principal Balance of $281,227,978.

(c)  Based on Total Cut-Off Date Proceeds of $290,664,168.

(d)  Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   THE SOURCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:           $124,000,000      $124,000,000

 PREMIUM:                          None               None

 ORIGINATION DATE:           November 6, 1998

 INTEREST RATE:              6.65%

 AMORTIZATION:               Interest Only

 HYPERAMORITIZATION:         N/A

 ANTICIPATED REPAYMENT
   DATE:                     N/A

 MATURITY DATE:              March 11, 2009

 BORROWER/SPONSOR:           W&S Associates, L.P., a special
                             purpose New York limited
                             partnership indirectly owned and
                             controlled by Simon Property Group,
                             LP

 CALL PROTECTION:            Prepayment lockout until the
                             Maturity Date. US Treasury
                             defeasance permitted on or after
                             March 15, 2001.

 REMOVAL OF PROPERTY         The lender may terminate the
   MANAGER:                  Property Manager (1) if the DSCR in
                             any trailing twelve-month period falls below
                             1.10:1.0, or (2) upon an event of default under the loan.

 CASH MANAGEMENT SYSTEM
   ACCOUNT:                  Hard Lockbox

 CROSS-COLLATERALIZATION/
   DEFAULT:                  N/A

 MEZZANINE LOANS/
   PREFERRED EQUITY:         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Single Asset

 PROPERTY TYPE:                  Retail - Anchored

 LOCATION:                       1504 Old Country Road
                                 Westbury, New York

 YEAR BUILT:                     1997

 THE COLLATERAL:                 The Source Retail Property
                                 consists of an enclosed,
                                 two-story retail mall with
                                 521,486 square feet of GLA.
                                 The anchors of the mall are
                                 Circuit City, Nordstrom Rack,
                                 Off Saks Fifth Avenue, Old Navy
                                 and ABC Home.  Other major
                                 tenants include ABC Carpet,
                                 Cheesecake Factory, Data
                                 Vision, Loehmann's, Rainforest
                                 Cafe and Virgin Megastore.

 PROPERTY MANAGEMENT:            M.S. Management Associates,
                                 Inc., an entity controlled by
                                 the principals of the Borrower

 OCCUPANCY (12/31/1998):         97.6%

 TTM NET OPERATING INCOME:
 (ENDING 8/31/98)                $10,291,747

 UNDERWRITTEN NET CASH FLOW:     $14,549,935

 APPRAISED VALUE:                $178,000,000

 APPRAISAL DATE:                 September 24, 1998

 CUT-OFF DATE LOAN/SF (a):       $237.78

                                  CUT-OFF DATE        AT ARD
                                  ------------        ------
 LTV (a)                              69.7%            69.7%

 DSCR (a) (b):                        1.74x
--------------------------------------------------------------------------------

(a)  Based on Cut-Off Date Principal Balance of $124,000,000.

(b)  Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                         THE PRIME RETAIL III POOL LOAN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:          $163,841,167       $163,130,601

 AMOUNT INCLUDED:             $98,304,700        $97,878,360
                             Balance is evidenced by a pari passu note that is cross-collateralized and cross defaulted with these two notes.

 PREMIUM (A):                  $9,695,300         $9,208,648

 ORIGINATION DATE:           June 15, 1998

 INTEREST RATE:              8.40%

 AMORTIZATION:               360 months

 HYPERAMORITIZATION:         After the Anticipated Repayment
                             Date, interest rate increases to
                             10.40%.  All excess flow is used to
                             reduce outstanding principal
                             balance; the additional 2% interest
                             is deferred and accrues interest at
                             the increased rate until the
                             principal balance is zero

 ANTICIPATED REPAYMENT
   DATE:                     July 11, 2008

 MATURITY DATE:              July 11, 2028

 BORROWER/SPONSOR:           Prime Retail, Inc. (Sponsor)

 CALL PROTECTION:            Prepayment lockout until three
                             months prior to the Anticipated
                             Repayment Date.  US Treasury
                             defeasance permitted on or after
                             March 2001.

 REMOVAL OF PROPERTY
   MANAGER:                  The lender may terminate the
                             Property Manager (1) if the DSCR in
                             any trailing twelve-month period falls below
                             1.15:1.0, or (2) upon an event of default under the loan.

 COLLECTION ACCOUNT:         Hard Lockbox

 CROSS-COLLATERALIZATION/
   DEFAULT:                  Yes

 MEZZANINE LOANS/
   PREFERRED EQUITY:         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Portfolio of 5 assets

 PROPERTY TYPE:                  Retail - Factory Outlets

 LOCATION:                       Maine (1 prop.), California
                                 (2 prop.), Indiana (1 prop.),
                                 New York (1 prop.)

 YEARS BUILT/RENOVATED:          1984-1995/1995-1997

 THE COLLATERAL:                 Five centers in four different
                                 states with over 380 tenants
                                 currently operating in the
                                 outlets.

                                 SQUARE FOOTAGE   MAJOR TENANTS
                                 --------------   -------------
  Kittery Outlet Village            131,345      Old Navy,
                                                 Lenox,
                                                 Corning/Revere,
                                                 J Crew
  Outlets at Gilroy (b)             577,082      Calvin Klein,
                                                 The Gap, Nike,
                                                 Eddie Bauer,
                                                 Springmaid
  Lighthouse Place                  492,915      Spiegel Inc.,
                                                 Levi's, Bass
                                                 Company
  Finger Lakes Outlet Center        391,830      VF Factory
                                                 Outlet, Liz
                                                 Claiborne,
                                                 Reebok

 PROPERTY MANAGEMENT:            Self-managed

 OCCUPANCY (2/16/1999):          97.6%

 TTM NET OPERATING INCOME:
   (ENDING 4/30/98) (c)          $25,386,362

 UNDERWRITTEN NET CASH FLOW:     $22,996,769

 APPRAISED VALUE:                $285,900,000

 APPRAISAL DATE:                 April 1998

 CUT-OFF DATE LOAN/SF (d):       $102.39

                                  CUT-OFF DATE        AT ARD
                                  ------------        ------
 LTV (d)                              57.1%            51.8%

 PLTV (e):                            62.4%

 DSCR (d) (f):                        1.54x

 SEISMIC:                        Borrower obtained insurance of
                                 $50,000,000 with a $250,000
                                 deductible for The Outlets at
                                 Gilroy property in California.
--------------------------------------------------------------------------------

(a)  Premium allocated to the note owned by CMAT 1999-C1.

(b) This property is split into two phases: Outlets of Gilroy I, II, and V (271,875 SF) and Outlets of Gilroy III and IV (305,207 SF).

(c) TTM period ending 4/30/98 for all properties except Lighthouse Place for which TTM period ends 6/15/98.

(d)  Based on Total Cut-Off Date Loan Balance of $163,130,600.

(e)  Based on Total Cut-Off Date Proceeds of $178,478,347.

(f)  Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              SPRINGFIELD MALL LOAN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:          $181,863,408       $180,788,138

 AMOUNT INCLUDED:             $90,931,704        $90,394,069
                             Balance is evidenced by a separate pari passu note that is cross-collateralized and cross defaulted with this note.

 PREMIUM (a):                  $8,568,296         $8,224,807

 ORIGINATION DATE:           March 19, 1998

 INTEREST RATE:              8.50%

 AMORTIZATION:               360 months

 HYPERAMORITIZATION:         After the Anticipated Repayment
                             Date, interest rate increases to
                             10.50%.  All excess cash flow is
                             used to reduce outstanding
                             principal balance; the additional
                             2% interest is deferred and accrues
                             interest at the increased rate
                             until the principal balance is zero.

 ANTICIPATED REPAYMENT
   DATE:                     April 11, 2013

 MATURITY DATE:              April 11, 2028

 BORROWER/SPONSOR:           Franconia Two, L.P., which is
                             controlled by John Reese and his
                             company, Fischer Reese Associates.
                             Fischer Reese has developed and
                             managed over 8 million square feet
                             of retail shopping centers.  The
                             mall was developed by Arthur
                             Fischer.  The limited partner of
                             the borrower is Franconia
                             Associates, which is controlled by
                             Fischer Reese, with Meshulam Riklis
                             its majority owner.

 CALL PROTECTION:            Prepayment lockout to the
                             Anticipated Repayment Date.  U.S.
                             Treasury defeasance permitted on or after March 19, 2002.

 REMOVAL OF PROPERTY         The lender may terminate the
   MANAGER:                  property manager upon the event of
                             default under the loan or if the
                             DSCR drops below 1.00x.

 COLLECTION ACCOUNT          Hard Lockbox

 CROSS-COLLATERALIZATION/
   DEFAULT:                  N/A

 MEZZANINE LOANS/PREFERRED   $2.5MM loan made by Chase to
   EQUITY:                   Franconia Associates, limited
                             partner of the borrower, and
                             Meshulam Riklis, and $100MM loan
                             made by an affiliate of borrower
                             and Meshulam Riklis to Franconia
                             Associates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Single Asset

 PROPERTY TYPE:                  Retail - Mall

 LOCATION:                       6500 Springfield Mall
                                 Springfield, VA

 YEAR BUILT/RENOVATED:           1973/1991

 THE COLLATERAL:                 A 1,415,660 square foot super
                                 regional shopping center
                                 located in Springfield, VA.
                                 The collateral includes the
                                 enclosed mall, two outparcel
                                 stores (a total of 776,714 sq.
                                 ft.) and a parking garage.  The
                                 anchors are Macy's, Montgomery
                                 Ward and JC Penney.  The
                                 anchors own their own stores
                                 except the Macy's store is
                                 built on land leased from the
                                 borrower. The mall is well
                                 located in the middle-income
                                 community in the Northern
                                 Virginia suburbs.  Disposable
                                 income in the county and the
                                 area is among the highest in
                                 the country.

 PROPERTY MANAGEMENT:            Fischer Reese Associates, Inc.

 OCCUPANCY (2/10/1999):          93.7%

 NET OPERATING INCOME:
   (TTM ENDING 6/30/98)          $20,309,860

 UNDERWRITTEN NET CASH FLOW:     $20,068,658

 APPRAISED VALUE:                $243,000,000

 APPRAISAL DATE:                 January 5, 1998

 CUT-OFF DATE LOAN/SF (b):       $127.71

                                  CUT-OFF DATE        AT ARD
                                  ------------        ------
 LTV (b):                              74.4%            61.1%

 PTV (c):                              81.2%

 DSCR (b) (d):                         1.20x
--------------------------------------------------------------------------------

(a)  Premium allocated to the note owned by CMAT 1999-C1.

(b)  Based on Total Cut-Off Date Principal Balance of 180,788,138.

(c)  Based on Total Cut-Off Date Proceeds of $197,237,752.

(d)  Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           ATLANTA MARRIOTT HOTEL LOAN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


                                 ORIGINAL         CUT-OFF DATE
                                 --------         ------------
 PRINCIPAL BALANCE:          $164,000,000       $161,540,596

 AMOUNT INCLUDED:             $82,000,000        $80,770,298
                             Balance is evidenced by a separate pari passu note that is cross-collateralized and cross defaulted with this note.

 PREMIUM:                          None                None

 ORIGINATION DATE:           January 30, 1998

 INTEREST RATE:              7.40%

 AMORTIZATION:               300 months

 HYPERAMORITIZATION:         After the Anticipated Repayment
                             Date, interest rate increases to
                             9.40%.  All excess flow is used to
                             reduce outstanding principal
                             balance; the additional 2% interest
                             is deferred and accrues interest at
                             the increased rate until the
                             principal balance is zero.

 ANTICIPATED REPAYMENT
   DATE:                     February 11, 2010

 MATURITY DATE:              February 11, 2023

 BORROWER/SPONSOR:           HMA Realty Limited  Partnership,  a special purpose
                             entity  indirectly  owned  and  controlled  by Host
                             Marriott.

 CALL PROTECTION:            Prepayment lockout to the
                             Anticipated Repayment Date.  U.S.
                             Treasury defeasance permitted on or after February
                             12, 2001.

 REMOVAL OF PROPERTY
   MANAGER:                  The Lender may terminate the
                             property manager upon an event of
                             default under the loan.

 COLLECTION ACCOUNT          Lockbox upon the occurrence of certain
                             trigger events.

 CROSS-COLLATERALIZATION/
   DEFAULT:                  N/A

 MEZZANINE LOANS/PREFERRED
   EQUITY:                   None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:         Single Asset

 PROPERTY TYPE:                  Hotel

 LOCATION:                       Marriott Marquis
                                 265 Peachtree Center Ave
                                 Altanta, GA

 YEARS BUILT/RENOVATED:          1985/1997

 THE COLLATERAL:                 A 51-story full-service hotel
                                 with 1,671 rooms in downtown
                                 Atlanta.  It is the largest
                                 convention hotel in Atlanta and
                                 one of the largest non-casino
                                 hotels in the U.S.

 PROPERTY MANAGEMENT:            A subsidiary of Marriott
                                 International

 OCCUPANCY (1/1/99):             67.3%

 ADR (TTM ENDING 6/19/98):       $132.50

 NET OPERATING INCOME:
 (TTM ENDING 6/19/98)            $29,775,530

 UNDERWRITTEN NET CASH FLOW:     $25,453,287

 APPRAISED VALUE:                $288,000,000

 APPRAISAL DATE:                 November 17, 1997

 CUT-OFF DATE LOAN/ROOM (a):     $96,673

                                  CUT-OFF DATE        AT ARD
                                  ------------        ------
 LTV (a):                             56.1%            42.8%

 DSCR (a) (b):                        1.77x
--------------------------------------------------------------------------------

(a)  Based on the Total Cut-Off Date Principal Balance of $163,742,612.

(b)  Based on Underwritten Net Cash Flow.